UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest reported event): April 20, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)



            NEVADA                    000-24217             85-0206668
  (State or other jurisdiction       (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)



    4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA        85205
         (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code:  (480) 654-9646



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ITEM 7.  EXHIBITS.

--------------------------------------------------------
EXHIBIT NO.  ITEM
-----------  -------------------------------------------

-----------  -------------------------------------------
99.1         Press Release, dated April 20, 2004,
             announcing the webcast and audiocast of the
             Company's upcoming investor conference
--------------------------------------------------------


ITEM 9.  REGULATION FD DISCLOSURE

On April 20, 2004, YP Corp. announced, via a press release, that it will webcast and make available by audio its previously announced meeting with analysts and institutional investors on Friday, April 23 between 8 and 11 a.m. Interested parties may listen to audio by dialing 800-818-5264 and enter Passcode 362481, and may view the presentation simultaneously by logging on to the following Web site: www.placeware.com/cc/vcc/ and entering Member ID: w362481, and Member Key:
      -------------------------
042370.  A copy of the press release is attached as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           YP CORP.


Date:  April 20, 2004                      /s/  ANGELO  TULLO
                                           -----------------------------
                                           Angelo  Tullo,
                                           Chief Executive Officer


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